UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 13, 2001


                           AngelCiti Multimedia, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                      000-27189             88-0427195
----------------------------      -------------------         ----------
(State or other jurisdiction          (Commission           (IRS Employer
     of  incorporation)               File Number)       Identification  No.)


               1680 N. Vine Street, Suite 904, Hollywood, CA 90028
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 230-2249



          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP


                                 Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In November 2001, AngelCiti Multimedia, Inc. (AngelCiti) decided to engage new auditors as its independent accountants to audit its financial statements. AngelCiti's Board of Directors approved the change of accountants to Chisholm & Associates on November 13, 2001. Hein + Associates LLP was dismissed by the Company based solely on decisions of cost, given AngelCiti's revenues and ongoing corporate activities.
 .

During AngelCiti's two most recent fiscal years, and the interim period through October 18, 2001, preceding the change in accountants, there were no disagreements with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two preceding fiscal years for which Hein + Associates LLP prepared an audit for AngelCiti, the Auditors Report was not qualified or modified as to scope of auditing procedures, application of accounting principles or uncertainty. The decision to change accountants was based solely on decisions of cost given AngelCiti's revenues and ongoing corporate activities.

AngelCiti provided Hein + Associates LLP, with a copy of the Current Report on Form 8-K filed with the SEC on November 21, 2001, and requested that they furnish AngelCiti with a letter addressed to the SEC stating whether they agree with the statements made in that report, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Hein + Associates LLP, dated November 26, 2001, is attached to this Form 8-K/A as an exhibit.

AngelCiti has engaged the firm of Chisholm & Associates as of November 13, 2001. Chisholm & Associates was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on AngelCiti's financial statements.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7. EXHIBITS

     (16) Letter re: change in certifying accountant Letter from Hein & Associates to the Securities and Exchange Commission, dated November 26, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ANGELCITI MULTIMEDIA, INC.
                                                     (Registrant)





Date: November 27, 2001                       /s/  Lawrence S. Hartman
                                              ----------------------------------
                                                   Lawrence S. Hartman